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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of AGA MEDICAL HOLDINGS, INC. on Form 10-K for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John R. Barr, President and Chief Executive Officer and Brigid A. Makes, Senior Vice President and Chief Financial Officer, in each case, of AGA Medical Holdings, Inc., each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AGA Medical Holdings, Inc.

Date: March 4, 2010

/s/ JOHN R. BARR John R. Barr President and Chief Executive Officer	/s/ BRIGID A. MAKES Brigid A. Makes Senior Vice President and Chief Financial Officer

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  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002